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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) MARCH 18, 2005
                        --------------------------------

                                MASCO CORPORATION
               (Exact name of Registrant as Specified in Charter)



          DELAWARE                      1-5794                    38-1794485
          --------                      ------                    ----------
(State or Other Jurisdiction   (Commission File Number)         (IRS Employer
     of Incorporation)                                       Identification No.)



           21001 VAN BORN ROAD, TAYLOR, MICHIGAN                    48180
           -------------------------------------                    -----
          (Address of Principal Executive Offices)                (Zip Code)


                                 (313) 274-7400
                                 --------------
               Registrant's telephone number, including area code




 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)


     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)


     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02.   DEPARTURE, ELECTION, OR APPOINTMENT OF DIRECTORS OR OFFICERS.

         In connection with the nomination for re-election of Wayne B. Lyon to Masco Corporation's Board of Directors, the proxy statement for the 2004 Annual Meeting of Stockholders stated that Mr. Lyon would reach age 72, the Board's normal retirement age, before completing the three-year term that would expire in 2007 and that he intended to serve only until the first Annual Meeting following his attainment of age 72. Accordingly, on March 18, 2005, Mr. Lyon submitted his resignation from the Board of Directors of Masco Corporation, effective immediately before the Annual Meeting of Stockholders on May 10, 2005.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                MASCO CORPORATION



                                                By: /s/ John R. Leekley
                                                    ------------------------
                                                Name:  John R. Leekley
                                                Title: Senior Vice President
                                                         and General Counsel



Date:  March 22, 2005